INVESTOR PRESENTATION

2Q 2025

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and future monetary policies of the Federal Reserve in response thereto); interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of new, or changes to, existing policies, regulations, regulatory and other governmental agencies; and executive orders, including tariffs, immigration, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; disruptions to the global supply chain, including as a result of domestic or foreign policies; our ability to successfully manage credit risk, including in the commercial real estate ("CRE") portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; our ability to raise additional capital to implement our business plan; the overall health of the local and national real estate market; credit risks and risks from concentrations (by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of HMN Financial, Inc. ("HMNF"); the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous ESOP fiduciary services commenced by government or private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMNF; the extensive regulatory framework that applies to us; changes in local, state, and federal laws, regulations and government policies concerning the Company's general business, including interpretation and prioritization of such laws, regulations and policies; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war or terrorism, including ongoing conflicts in the Middle East, the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; talent and labor shortages and employee turnover; our success at managing and responding to the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE

Last Twelve Months Ended June 30, 2025

Net Interest Income:
$145.0 million
54.4% of revenue

Noninterest Income:
$121.6 million
45.6% of revenue



Retirement & Benefits Revenue 24.3%
Net Interest Income 54.4%
Wealth Advisory Revenue 10.5%
Banking Fees & Other Revenue(1) 10.8%

RETIREMENT AND BENEFIT SERVICES

Retirement
- Plan administration
- Trust and custodial offerings
- Record keeping

Benefits
- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions



$34.2
$36.7
$32.1
$36.7
$40.7
$42.5
2020
2021
2022
2023
2024
2Q 2025

BANKING

Business Services
- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services
- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



$3.0
$3.4
$3.8
$3.9
$5.3
$5.3
2020
2021
2022
2023
2024
2Q 2025

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate Planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions



$3.3
$4.0
$3.6
$4.0
$4.6
$4.6
2020
2021
2022
2023
2024
2Q 2025

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

FRANCHISE FOOTPRINT

29 FULL-SERVICE BANKING OFFICES

- **Grand Forks, ND:** 4 offices
- **Fargo, ND:** 3 offices
- **Twin Cities, MN:** 7 offices
- **Rochester, MN:** 4 offices
- **Southern MN, WI and IA:** 9 offices
- **La Crosse, WI:** 1 loan production office
- **Phoenix, AZ:** 2 offices

RETIREMENT AND BENEFIT SERVICES

- Offices in **Minnesota**, **North Dakota,** and **Colorado**
- Retirement plan service clients in all **50 states**



Market Distribution and Client Base

- **57,700** Consumer banking clients
- **20,000** Commercial banking clients
- **8,500** Employer-sponsored retirement plans
- **12,000** Wealth clients
- **483,400** Employer-sponsored retirement and benefit plan participants and health savings account participants
- **31,700** Flexible spending account and health reimbursement arrangement participants

BANKING

LOANS: $4,045


0.2%
12.5%
21.0%
66.3%

DEPOSITS: $4,337


21.2%
33.1%
7.1%
2.9%
35.7%

WEALTH ADVISORY

AUA / AUM: $4,613


4.2%
16.7%
10.0%
69.1%

RETIREMENT AND BENEFITS

AUA / AUM: $42,452


9.3%
13.4%
77.3%

LEGEND: North Dakota | Minnesota | Arizona | Wisconsin & Iowa | National | Synergistic | *($ in millions)*

Data as of 6/30/2025.

STRATEGIC GROWTH

To supplement our organic growth, we have executed **26 acquisitions** throughout the history of our company including: **16** in Banking and **10** in Retirement and Benefits.


1879
Began as the Bank of Grand Forks
2000
Rebranded to Alerus
2007
Expanded to Minnesota Market
2009
Expanded to Arizona Market
2019
Completed Initial Public Offering (IPO)
2022
Acquired Metro Phoenix Bank
2024
Acquired HMN Financial, Inc.

ROE[1] (2019 - 2024)


9.5%
11.0%
11.2%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial (2)

ROA[1] (2019 - 2024)


1.11%
1.27%
1.16%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial (2)

1. Source S&P Capital IQ.
2. Excludes net losses on investment securities (after-tax) of $19.5 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

One Alerus = Working Better Together to Grow



Client Oriented
Diversified Services
Synergistic Growth
Tailored Advice
Technology Investment
Reinvention of Processes
One Alerus

Our **Purpose Powers** our **Culture**

Passion for Excellence

Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final

Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing

Lead with integrity and provide valued advice and guidance

One Alerus

Work together to provide purpose-driven products and services for our clients

ORGANIC GROWTH

- Collaborative leadership team focused on ***new client*** acquisition, retention, and ***deepening relationships*** with existing clients
- ***Diversified business model*** focused on bringing value to clients through advice and specialty solutions to help clients grow
- Leveraging ***growth synergies*** unavailable to traditional banking organizations

EMPLOYER OF CHOICE

- Recruiting and retaining ***top talent across the organization*** with deep expertise and industry experience
- ***Accelerating growth*** in existing or new mid-market C&I banking markets and specialty niches ***with talent and team lift-outs***

STRATEGIC ACQUISITIONS

- Proven history as ***acquiror of choice*** focused on complementary business models, cultural similarities, and growth opportunities
- Acquisition targets include nationwide ***retirement and benefit*** service providers, ***wealth management*** firms, and ***banks***

PRODUCTIVITY AND EFFICIENCY

- Providing ***secure and reliable*** technology that meets evolving client expectations
- Integrating our full product and service offerings through our ***fast-follower*** technology strategy

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and
Chief Executive Officer
8 years with Alerus



AL VILLALON
Executive Vice President and
Chief Financial Officer
3 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Operating Officer
7 years with Alerus



JIM COLLINS
Executive Vice President and
Chief Banking and Revenue Officer
3 years with Alerus



FORREST WILSON
Executive Vice President and
Chief Retirement Services Officer
1 year with Alerus



MISSY KENEY
Executive Vice President and
Chief Engagement Officer
20 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



JANET ESTEP
Since 2021
Former President and CEO, Nacha; Former EVP, US Bank Transaction Division; Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors; Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent;
Former SVP, Private Client Group,
RBC Wealth Management
Former Partner, McKinsey & Company



JEFFREY BOLTON
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

SECOND QUARTER HIGHLIGHTS

Office in Minnetonka, Minnesota

2Q 2025 HIGHLIGHTS

Success is Never Final

EARNINGS	**Adjusted EPS[1]:** **$0.72** +$0.16 from 1Q25	**NII:** **$43.0 million** 3.51% NIM	**Adjusted ROAA[1]:** **1.41%** +31 bps vs. 1Q25	**Adjusted ROTCE[1]:** **21.0%** +3.4% vs. 1Q25
BALANCE SHEET	**Loans:** **$4.0 billion** Loan yield +8 bps vs. 1Q25	**Strategic Loan Transfer:** Moved $50.2 million (FV) of non-owner occupied CRE loans to held for sale	**Deposits:** **$4.3 billion** Deposit costs -6 bps vs. 1Q25	**Synergistic Deposits[2]:** 21.2% of total deposits
ASSET & CAPITAL STRENGTH	**CET1:** **10.5%** Well above bank regulatory requirements	**ACL to Total Loans:** **1.47%** No provision expense in 2Q25	**Adjusted NCO Ratio[1]:** **0.07%** +3 bp vs. 1Q25	**TBV per Share[1]:** **$16.11** +$0.84 vs. 1Q25

VALUE CREATION

Strategic Loan Sale
Realized a gain on sale of $2.1 million from a hospitality loan sale in 2Q25

Expense Management Discipline
Adjusted efficiency ratio[1] was 62.4% in 2Q25 decreasing 4.5% vs. 1Q25

Increased Dividend Per Share 5.0%, to $0.21
$5.3 million to shareholders

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

2Q 2025 RESULTS

Income Statement

	Three months ended			Six months ended	
	June 30, 2025 (Unaudited)	March 31, 2025 (Unaudited)	June 30, 2024 (Unaudited)	June 30, 2025 (Unaudited)	June 30, 2024 (Unaudited)
(dollars and shares in thousands, except per share data)					
Net Interest Income	$ 43,032	$ 41,157	$ 24,001	$ 84,189	$ 46,220
Provision for Credit Losses	—	863	4,489	863	4,489
Net Interest Income After Provision for Credit Losses	43,032	40,294	19,512	83,326	41,731
Noninterest Income	31,763	27,632	27,371	59,395	52,694
Noninterest Expense	48,438	50,365	38,752	98,805	77,771
Income Before Income Taxes	26,357	17,561	8,131	43,916	16,654
Income Tax Expense	6,104	4,246	1,923	10,349	4,014
Net Income	$ 20,253	$ 13,315	$ 6,208	$ 33,567	$ 12,640
Adjusted Net Income [(1)]	*18,640*	*14,352*	*6,902*	*32,992*	*13,573*
Pre-Provision Net Revenue[(1)]	$ 26,357	$ 18,424	$ 12,620	$ 44,779	$ 21,143
Adjusted Pre-Provision Net Revenue [(1)]	*24,314*	*19,737*	*13,498*	*44,050*	*22,324*
Per Common Share Data					
Earnings Per Common Share - Diluted	$ 0.78	$ 0.52	$ 0.31	$ 1.30	$ 0.63
Adjusted Earnings Per Common Share - Diluted [(1)]	*0.72*	*0.56*	*0.34*	*1.27*	*0.67*
Diluted Average Common Shares Outstanding	25,714	25,653	20,050	25,683	20,018
Performance Ratios					
Return on Average Total Assets	1.53 %	1.02 %	0.58 %	1.28 %	0.60 %
Adjusted Return on Average Total Assets [(1)]	*1.41 %*	*1.10 %*	*0.65 %*	*1.26 %*	*0.65 %*
Return on Average Tangible Common Equity[(1)]	22.65 %	16.50 %	9.40 %	19.66 %	9.58 %
Adjusted Return on Average Tangible Common Equity [(1)]	*21.02 %*	*17.61 %*	*10.30 %*	*19.36 %*	*10.19 %*
Noninterest Income as a % of Revenue	42.47 %	40.17 %	53.28 %	41.37 %	53.27 %
Net Interest Margin (Tax-Equivalent)	3.51 %	3.41 %	2.39 %	3.46 %	2.35 %
Efficiency Ratio[(1)]	60.66 %	68.76 %	72.50 %	64.54 %	75.56 %
Adjusted Efficiency Ratio [(1)]	*62.35 %*	*66.86 %*	*70.80 %*	*64.55 %*	*74.38 %*

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

PERFORMANCE RATIOS


Adjusted Return on Average Assets(1)/(2)
0.65%
1.10%
1.41%
2Q 2024
1Q 2025
2Q 2025


Adjusted Return on Average Tangible Common Equity(1)/(2)
10.30%
17.61%
21.02%
2Q 2024
1Q 2025
2Q 2025


Tangible Book Value per Share(2)
$15.77
$15.27
$16.11
2Q 2024
1Q 2025
2Q 2025

1. Rates have been annualized.
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY REVENUE ITEMS



Net Interest Income
$ in thousands
$24,001
$41,157
$43,032
2Q 2024
1Q 2025
2Q 2025

Net Interest Income: +4.6% Linked quarter
+79.3% Year-over-year



Noninterest Income
$ in thousands | % of noninterest income
Retirement & Benefit Services
Wealth Advisory
Banking Fees and Other (1)
One-time Items (2)
$27,371
$27,632
$31,763
$2,031
6.4%
$4,933
18.0%
$4,621
16.7%
$6,345
20.0%
$6,360
23.2%
$6,905
25.0%
$7,363
23.2%
$16,078
58.8%
$16,106
58.3%
$16,024
50.4%
2Q 2024
1Q 2025
2Q 2025

Noninterest Income: +15.0% Linked quarter
+16.0% Year-over-year

1. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. One-time items include the net loss on disposal of premises and equipment of ($84) thousand and $2.1 million gain on sale of non-mortgage loans in 2Q 2025.

NET INTEREST INCOME

YIELDS AND RATES

Earning Assets



2.69%
5.88%
5.26%
2.79%
6.23%
5.63%
2.69%
6.31%
5.71%
2Q 2024
1Q 2025
2Q 2025
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.65%
3.34%
3.03%
2.18%
2.71%
2.34%
2.12%
2.61%
2.33%
2Q 2024
1Q 2025
2Q 2025
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NIM (1)



2.39%
3.41%
3.51%
2Q 2024
1Q 2025
2Q 2025
NIM (1)

NII AND NIM(1) WALK

$ in Thousands



$41,157
$918
$757
$550
$473
$(823)
$43,032
1Q 2025
Asset Volume/Mix
Liability Rate
Asset Rate & PAA
Accrual Days
Liability Volume/Mix
2Q 2025

NIM:	3.41%	0.07%	0.06%	0.04%	0.00%	(0.07%)	3.51%

QUARTERLY HIGHLIGHTS

- Net interest income for the second quarter of 2025 was $43.0 million, a $1.9 million, or 4.6%, increase from the first quarter of 2025.
  - The increase was primarily due to the repricing of maturing loans into loans with higher yields and purchase accounting accretion, partially offset by higher interest expense as the impact of lower rates paid on interest-bearing deposits was more than offset by increased short-term borrowing balances.
- Net interest margin (on a tax-equivalent basis) (non-GAAP) increased 10 basis points to 3.51%, from 3.41% for the first quarter of 2025.
  - The increase was mainly attributable to higher loan rates on new loan originations against a stable cost of funds.

1. Tax-equivalent net interest margin.
Yields and rates have been annualized.

EARNING ASSETS

JUNE 30, 2025 LOAN PORTFOLIO[1]



1.0%
16.7%
8.7%
8.2%
21.9%
10.9%
3.3%
29.3%

LOAN PORTFOLIO[1] CHANGES

$ in thousands

Chart Legend	Category	As of 6/30/2024	As of 3/31/2025	As of 6/30/2025	Change QoQ	Change YoY
■	Commercial and industrial	$ 591,779	$ 658,446	$ 675,892	2.6%	14.2%
■	CRE - Construction, land and development	161,751	360,024	352,749	-2.0%	118.1%
■	CRE - Multifamily	242,041	353,060	333,307	-5.6%	37.7%
■	CRE - Non-owner occupied	647,776	951,559	887,643	-6.7%	37.0%
■	CRE - Owner occupied	283,356	424,880	440,170	3.6%	55.3%
■	Agriculture	81,959	133,134	134,326	0.9%	63.9%
■	Residential real estate	871,393	1,165,427	1,179,566	1.2%	35.4%
■	Other consumer	35,737	38,953	41,004	5.3%	14.7%
	Total	**$ 2,915,792**	**$ 4,085,483**	**$ 4,044,657**	**-1.0%**	**38.7%**

INVESTMENT PORTFOLIO

$ in thousands



Municipals
Corporate Debt
Corporate ABS & CMO
Other (2)
Agency MBS
$748,896
$839,535
$806,671
16.5%
6.6%
41.8%
0.5%
34.6%
13.8%
6.4%
45.9%
1.7%
32.2%
14.1%
6.2%
46.6%
0.4%
32.7%
6/30/2024
3/31/2025
6/30/2025

	6/30/2024	3/31/2025	6/30/2025
Held-to-Maturity:	38.3%	32.0%	32.7%
Available-for-Sale:	61.3%	67.6%	67.1%
Trading Securities[2]:	0.4%	0.4%	0.2%
% of Earning Assets:	18.2%	16.8%	16.2%
AOCI:	($75,029)	($63,254)	($59,847)

QUARTERLY HIGHLIGHTS

- Total loans decreased $41 million, or 1.0%, from March 31, 2025.
- Quarter over quarter decrease was primarily driven by the transfer of $50 million (fair value) of non-owner occupied CRE loans to non-mortgage loans held for sale, which was partially offset by organic loan growth in other categories.
- Total non-owner occupied and multifamily CRE loans to total Bank risk-based capital[3] was 229% as of June 30, 2025.
- The investment portfolio decreased $33 million compared to March 31, 2025, largely due to paydowns and maturities of U.S. Treasuries and Agency non-MBS.

1. Additional loan portfolio breakdown available in appendix.
2. Other includes U.S. Treasury and Agencies, Agency Non-MBS, and trading securities which consist of mutual funds held for deferred compensation.
3. Alerus Financial, N.A. (Bank) total risk-based capital was $533 million as of June 30, 2025.

DEPOSIT CHARACTERISTICS

JUNE 30, 2025 DEPOSIT PORTFOLIO (BY CATEGORY)



4.6%
Noninterest-bearing: 18.2%
18.4%
28.0%
30.8%

DEPOSIT PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 6/30/2024	As of 3/31/2025	As of 6/30/2025	Change QoQ	Change YoY
■	Noninterest-bearing	$ 701,428	$ 889,270	$ 790,300	-11.1%	12.7%
■	Interest-bearing demand	1,003,585	1,283,031	1,214,597	-5.3%	21.0%
■	Money market and savings	918,598	1,450,797	1,335,399	-8.0%	45.4%
■	Time deposits	491,345	663,522	798,469	20.3%	62.5%
■	HSA deposits	183,619	198,671	198,703	0.0%	8.2%
	Total	**$3,298,575**	**$4,485,291**	**$4,337,468**	**-3.3%**	**31.5%**
	Loan to deposits ratio	**88.4%**	**91.1%**	**93.2%**		

JUNE 30, 2025 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT)



Public 5.0%
Synergistic(1) 21.2%
Consumer 38.2%
Commercial 35.6%

Synergistic deposits[1] grew **5.0%** from June 30, 2024.

QUARTERLY HIGHLIGHTS

- Total deposits decreased $148 million, or 3.3%, from March 31, 2025.
- The loans to deposits ratio was 93.2% as of June 30, 2025, an increase of 2.1% from March 31, 2025.
- The decrease in total deposits was due primarily to seasonal outflows from public funds depositors, as well as a return to more normalized levels of clearing and synergistic deposits. The decrease was partially offset by an increase in brokered deposit balances.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

BANKING SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	2Q 2025	1Q 2025	2Q 2024
Net interest income	$ 43,032	$ 41,157	$ 24,001
Provision for credit losses	-	863	4,489
Noninterest income[2]	8,376	4,621	4,933
Total revenue	51,408	44,915	24,445
Noninterest expense[3]	27,448	29,211	18,915
Net income before taxes:	**$ 23,960**	**$ 15,704**	**$ 5,530**

NONINTEREST INCOME[2] BREAKDOWN

$ in thousands



$4,933
$1,421
$502
$456
$2,554
$4,621
$1,757
$686
$651
$1,527
$8,376
$2,031
$1,073
$941
$680
$3,651
2Q 2024
1Q 2025
2Q 2025
Mortgage
Service Charges
Debit Card Interchange
Other
One-time Items(4)

MORTGAGE HIGHLIGHTS

$ in millions



Portfolio
Sale
$109
$12
$97
$71
$6
$65
$135
$24
$111
2Q 2024
1Q 2025
2Q 2025

	2Q 2024	1Q 2025	2Q 2025
Purchase:	97.1%	83.5%	91.4%
Refinance:	2.9%	16.5%	8.6%

BANKING SERVICES QUARTERLY HIGHLIGHTS

- Banking services noninterest income increased 81.3% from the first quarter of 2025.
- The increase was primarily due to a $2.1 million gain on sale of a purchased credit deteriorated ("PCD") hospitality loan in the second quarter 2025.
- Mortgage revenue for the second quarter of 2025 increased $2.1 million, or 139.1%, from the first quarter of 2025, primarily driven by increased mortgage originations due to expected seasonality.

1. Includes Corporate Administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes HMNF acquisition-related expenses.
4. One-time items include the net loss on disposal of premises and equipment of ($84) thousand and gain on sale of loans of $2.1 million in 2Q 2025.

RETIREMENT AND BENEFIT SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	2Q 2025	1Q 2025	2Q 2024
Recurring annual income	$ 12,772	$ 13,243	$ 12,781
Transactional income	3,252	2,863	3,297
Total noninterest income	16,024	16,106	16,078
Noninterest expense	13,166	13,617	13,422
Net income before taxes:	**$ 2,858**	**$ 2,489**	**$ 2,656**

AUA / AUM AND PARTICIPANTS



$ in millions
$36,733
$32,123
$36,682
$40,729
$42,452
447,564
453,757
473,692
500,164
483,393
2021
2022
2023
2024
2Q 2025
AUA/AUM
Participants

SYNERGISTIC DEPOSITS



$ in thousands
$525,778
$529,584
$598,160
$683,149
$664,410
$170,224
$167,796
$188,349
$211,988
$182,323
$153,224
$166,171
$176,729
$190,270
$198,703
$202,330
$195,617
$233,082
$280,891
$283,384
2021
2022
2023
2024
2Q 2025
Money Market
HSA
Other

QUARTERLY HIGHLIGHTS

- Retirement and Benefit Services revenue decreased 0.5% compared to the first quarter of 2025. The decrease was primarily driven by a decrease in asset-based fees.
- AUA / AUM increased 6.3% from March 31, 2025, and the number of plans serviced remained stable from the first quarter 2025 at 8,500 on June 30, 2025.
- 61% of Retirement and Benefit Services revenue is tied to plans, participants, and activity. Additionally, 39% of revenue is market sensitive.
- 55.2% of Retirement and Benefit Services synergistic deposits are indexed.
- HSA synergistic deposits had an average cost of funds of 10 bps for the second quarter of 2025.

1. Excludes funds transfer pricing credit on synergistic deposits.

WEALTH ADVISORY SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	2Q 2025	1Q 2025	2Q 2024
Asset management	$ 6,314	$ 5,761	$ 5,564
Brokerage	417	534	439
Insurance and other	632	610	357
Total noninterest income	7,363	6,905	6,360
Noninterest expense	5,132	4,837	3,908
Net income before taxes:	**$ 2,231**	**$ 2,068**	**$ 2,452**

AUA / AUM



$ in millions
$4,040
$3,583
$4,019
$4,579
$4,613
2021
2022
2023
2024
2Q 2025

SYNERGISTIC DEPOSITS



$ in thousands
$143,183
$161,973
$253,384
$290,411
$254,440
2021
2022
2023
2024
2Q 2025

QUARTERLY HIGHLIGHTS

- Wealth advisory services **revenue increased 6.6% from** the first quarter of 2025.
- AUA / AUM increased 2.5% from March 31, 2025.
- Synergistic Wealth deposits decreased 16.3% in the second quarter 2025 compared to March 31, 2025.
- 96.3% of Wealth Advisory Services synergistic deposits are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE



$ in thousands
$38,752
$878
$4,566
$1,810
$4,599
$1,815
$25,084
$50,365
$1,313
$7,986
$2,710
$5,752
$2,907
$29,697
$48,438
$6,697
$2,328
$5,868
$2,558
$30,999
($12)
2Q 2024
1Q 2025
2Q 2025
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other(1)
One-time items(2)

Noninterest Expense: -3.8% Linked quarter +25.0% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense decreased $1.9 million, or 3.8%, compared to the first quarter of 2025.
- The quarter over quarter decrease was primarily driven by reduced employee benefit expenses due to seasonality, reduced professional fees and assessments due to decreases in acquisition-related expenses and lower FDIC assessments, and other expenses due to an insurance reimbursement.
- The quarter over quarter decrease was partially offset by an increase in compensation expenses, which was primarily driven by higher performance incentives, especially in the mortgage business.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense increased $9.7 million, or 25.0%, compared to the second quarter of 2024.
- Expense increases were primarily driven by the increased size of the Company due to the HMNF acquisition that closed in the fourth quarter 2024.
- Increased labor costs, employee benefit costs, higher FDIC expenses, and intangible amortization expense also drove expenses higher.

1. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.
2. Consists of HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."

ASSET QUALITY AND RESERVE LEVELS

NPA / ASSETS %



0.09%
0.10%
0.22%
1.20%
0.98%
2021
2022
2023
2024
2Q 2025

	2021	2022	2023	2024	2Q 2025
NCO/ Avg Loans	(0.04)%	0.02%	(0.04)%	0.13%	0.37% *Adjusted[1] 0.07%*

RESERVES OVER NPL %

$ in thousands



1,437%
821%
410%
95%
115%

	2021	2022	2023	2024	2Q 2025
Nonaccrual loans	$2,076	$3,794	$8,596	$54,433	$51,276
Accruing loans 90+ days past due	121	-	139	8,453	202
Total NPLs	$2,197	$3,794	$8,735	$62,886	$51,478

RESERVES / LOANS %



1.80%
1.27%
1.30%
1.50%
1.47%
2021
2022
2023
2024
2Q 2025

HIGHLIGHTS

- For the second quarter of 2025, the Company had net charge-offs of $3.8 million which resulted in net charge-offs to average loans of 37 bps in the quarter.
- The quarter over quarter increase was primarily driven by a $3.4 million charge-off related to the sale of one PCD non-owner occupied commercial real estate hospitality loan and the transfer of a pool of PCD non-owner occupied commercial real estate hospitality loans to non-mortgage loans held for sale in the second quarter of 2025.
- Reserves to total loans ratio was 1.47% on June 30, 2025, a decrease of 3 bps from December 31, 2024.
- Total nonperforming assets were $52.2 million as of June 30, 2025, a decrease of $10.7 million from December 31, 2024.
- The company recorded no provision for credit losses for the second quarter of 2025.

1. Adjusted for the impact from the hospitality loan sale and transfer of a pool of loans to held for sale in the second quarter 2025. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

CAPITAL AND SOURCES OF LIQUIDITY

COMMON EQUITY TIER 1



14.7%
13.4%
11.8%
9.9%
10.5%
2021
2022
2023
2024
2Q 2025

TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS



15.1%
13.7%
12.1%
10.1%
10.7%
9.8%
11.3%
10.6%
8.7%
9.2%
6%
4%
Tier 1 Capital
Leverage
2021
2022
2023
2024
2Q 2025
Tier 1 Leverage
Tier 1 Capital
Regulatory Capital Minimum to be considered adequately capitalized.

TOTAL RISK BASED CAPITAL



18.6%
16.5%
14.8%
12.5%
13.1%
8%
2021
2022
2023
2024
2Q 2025
Regulatory Capital Minimum to be considered adequately capitalized.

LIQUIDITY

$ in thousands

Total assets	$ 5,323,822
Cash and cash equivalents	80,904
Unencumbered securities AFS	321,962
Overcollateralized securities pledging positions - AFS	103,005
Total On Balance Sheet Liquidity[1]	**505,871**
FHLB borrowing capacity	1,135,836
FRB Discount Window Capacity	48,378
Fed funds lines	127,000
Brokered CD capacity[2]	876,695
Total Off Balance Sheet Liquidity	**2,187,909**
Total Liquidity as of June 30, 2025	**$ 2,693,780**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,817,085***

1. Excludes unencumbered HTM securities with a market value of $38.5 million.
2. The Company had $188.1 million of brokered deposits as of June 30, 2025.

OUTLOOK

Full Year

	Comparison		2025 Guidance
Loans *End of period*	$4.0b *12/31/2024*	»	Up mid single digits*
Deposits *End of period*	$4.4b *12/31/2024*	»	Up low single digits
NIM	2.56% *2024*	»	3.25 – 3.35%
Noninterest Income	$114.9m *2024*	»	Up low single digits
Adjusted Efficiency Ratio(1)	73.4% *2024*	»	< 68.0%

*Excludes the impact in the second quarter of the transfer of $50 million (fair value) of loans to held for sale.

| 1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY TAKEAWAYS

Continued strong momentum in the second quarter driven by our diversified business model

EARNINGS

Strong earnings growth across the board

- Net interest income increased 4.6% compared to the first quarter of 2025
- Noninterest income increased 15.0% from the prior quarter
- Adjusted EPS[1] increased $0.16 compared to the prior quarter

BALANCE SHEET

Favorable loan and deposit pricing is helping bolster our net interest income

- $4.0 billion in loans with average yields increasing 8 bps from the prior quarter
- $4.3 billion of deposits with total costs decreasing 6 bps compared to the prior quarter
- Diversification in deposits with 21.2% coming from synergistic[2] sources

ASSET & CAPITAL STRENGTH

Robust capital, reserve levels, and diversification keep us well positioned

- Total reserves to loans of 1.47%
- CET1 of 10.5%; well above bank regulatory requirements
- Tangible book value per share[1] of $16.11, an increase of $0.84 from the prior quarter

VALUE CREATION

We remain focused on the long-term success of the Company

- Realized a gain on sale of $2.1 million from a PCD hospitality loan sale in 2Q25
- Increased dividend 5.0%, returning $5.3 million to stockholders through dividends
- Continued momentum in returning the Company to top tier performance

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.


Office in Downtown
Minneapolis, Minnesota
ALERUS
ALERUS

APPENDIX

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)	Quarter ended June 30, 2025				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 43,684	$ -	$ -	$ (652)	$ 43,032
Provision for loan losses	-	-	-	-	-
Noninterest income[1]	8,354	16,024	7,363	22	31,763
Noninterest expense	27,448	13,166	5,132	2,692	48,438
Net income before taxes	**$ 24,590**	**$ 2,858**	**$ 2,231**	**$ (3,322)**	**$ 26,357**

	Quarter ended March 31, 2025				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 41,807	$ -	$ -	$ (650)	$ 41,157
Provision for loan losses	863	-	-	-	863
Noninterest income[1]	4,648	16,106	6,905	(27)	27,632
Noninterest expense	29,211	13,617	4,837	2,700	50,365
Net income before taxes	**$ 16,381**	**$ 2,489**	**$ 2,068**	**$ (3,377)**	**$ 17,561**

	Quarter ended June 30, 2024				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 24,684	$ -	$ -	$ (683)	$ 24,001
Provision for loan losses	4,489	-	-	-	4,489
Noninterest income[1]	4,999	16,078	6,360	(66)	27,371
Noninterest expense	18,915	13,422	3,908	2,507	38,752
Net income before taxes	**$ 6,279**	**$ 2,656**	**$ 2,452**	**$ (3,256)**	**$ 8,131**

1. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

	June 30, 2025		March 31, 2025		December 31, 2024	
($ in thousands)	Balance	Percent of Portfolio	Balance	Percent of Portfolio	Balance	Percent of Portfolio
Commercial and industrial:						
General business	$ 287,886	7.1%	$ 329,879	8.1%	$ 340,702	8.5%
Services	191,709	4.7%	177,036	4.3%	177,813	4.5%
Retail trade	105,220	2.6%	87,002	2.1%	88,105	2.2%
Manufacturing	91,077	2.3%	64,529	1.6%	60,107	1.5%
Total commercial and industrial	**675,892**	**16.7%**	**658,446**	**16.1%**	**666,727**	**16.7%**
Commercial real estate:						
Construction, land and development	352,749	8.7%	360,024	8.8%	294,677	7.4%
Multifamily	333,307	8.2%	353,060	8.6%	363,123	9.1%
Non-owner occupied						
Office	157,557	3.9%	165,914	4.1%	168,170	4.2%
Industrial	173,980	4.3%	171,259	4.2%	169,391	4.2%
Retail	145,421	3.6%	149,250	3.7%	154,325	3.9%
Hotel	103,828	2.6%	170,497	4.2%	170,982	4.3%
Medical Office	183,237	4.5%	166,912	4.1%	139,939	3.5%
Medical or nursing facility	80,572	2.0%	84,873	2.1%	110,164	2.8%
Other commercial real estate	43,048	1.1%	42,854	0.9%	54,054	1.3%
Total non-owner occupied	887,643	22.0%	951,559	23.3%	967,025	24.2%
Owner Occupied	440,170	10.9%	424,880	10.4%	371,418	9.3%
Total commercial real estate	**2,013,869**	**49.8%**	**2,089,523**	**51.1%**	**1,996,243**	**50.0%**
Agricultural:						
Land	66,395	1.6%	68,894	1.7%	61,299	1.5%
Production	67,931	1.7%	64,240	1.6%	63,008	1.6%
Total agricultural	**134,326**	**3.3%**	**133,134**	**3.3%**	**124,307**	**3.1%**
Consumer						
Residential real estate first lien	901,738	22.3%	907,534	22.2%	921,019	23.1%
Residential real estate construction	35,754	0.9%	38,553	0.9%	33,547	0.8%
Residential real estate HELOC	200,624	5.0%	175,600	4.3%	162,509	4.1%
Residential real estate junior lien	41,450	1.0%	43,740	1.1%	44,060	1.1%
Other Consumer	41,004	1.0%	38,953	1.0%	44,122	1.1%
Total consumer	**1,220,570**	**30.2%**	**1,204,380**	**29.5%**	**1,205,257**	**30.2%**
Total loans	**$ 4,044,657**	**100.0%**	**$ 4,085,483**	**100.0%**	**$ 3,992,534**	**100.0%**

LINE OF CREDIT UTILIZATION



C&I
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2021
2022
2023
2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
Funded
Unfunded
Funded %



Home Equity Lines of Credit
600,000
500,000
400,000
300,000
200,000
100,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2021
2022
2023
2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended June 30, 2025				
($ in thousands)	Beginning Balance	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial:					
Commercial and industrial	$ 7,960	$ 317	$ (79)	$ 128	$ 8,326
Commercial real estate					
Construction, land and development	18,369	160	—	—	18,529
Multifamily	4,749	127	—	—	4,876
Non-owner occupied	16,342	(22)	(3,401)	—	12,919
Owner occupied	3,512	301	(6)	11	3,818
Total commercial real estate	42,972	566	(3,407)	11	40,142
Agricultural					
Land	603	12	—	—	615
Production	913	94	(384)	—	623
Total Agriculture	1,516	106	(384)	—	1,238
Total commercial	**52,448**	**989**	**(3,870)**	**139**	**49,706**
Consumer:					
Residential real estate					
First lien	7,042	17	—	—	7,059
Construction	467	(51)	—	—	416
HELOC	1,180	188	(10)	—	1,358
Junior lien	439	(63)	—	—	376
Total residential real estate	9,128	91	(10)	—	9,209
Other consumer	353	36	(38)	12	363
Total Consumer	9,481	127	(48)	12	9,572
Total	**$ 61,929**	**$ 1,116**	**$ (3,918)**	**$ 151**	**$ 59,278**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of ($1,190) thousand related to off-balance sheet credit exposure and ($2) thousand related to held-to-maturity investment securities and $78 thousand related to non-mortgage loans transferred to held for sale.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

	June 30, 2025		December 31, 2024	
($ in thousands)	Allocated Allowance	Percentage of segment allowance to segment loans	Allocated Allowance	Percentage of segment allowance to segment loans
Commercial and industrial	$ 8,326	1.23%	$ 8,170	1.23%
CRE - Construction, land and development	18,529	5.25%	16,277	5.52%
CRE - Multifamily	4,876	1.46%	4,716	1.30%
CRE - Non-owner occupied	12,919	1.46%	16,513	1.71%
CRE - Owner occupied	3,818	0.87%	3,226	0.87%
Agricultural - Land	615	0.93%	597	0.97%
Agricultural - Production	623	0.92%	631	1.00%
Residential real estate first lien	7,059	0.78%	6,921	0.75%
Residential real estate construction	416	1.16%	357	1.06%
Residential real estate HELOC	1,358	0.68%	1,339	0.82%
Residential real estate junior lien	376	0.91%	742	1.68%
Other Consumer	363	0.89%	440	1.00%
Total loans	**$ 59,278**	**1.47%**	**$ 59,929**	**1.50%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly 2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025	Six months ended June 30, 2025	June 30, 2024
Total Assets	$ 4,358,623	$ 4,084,640	$ 5,261,673	$ 5,339,620	$ 5,323,822	$ 5,323,822	$ 4,358,623
Total Loans	2,915,792	3,032,343	3,992,534	4,085,483	4,044,657	4,044,657	2,915,792
Total Deposits	3,298,575	3,323,550	4,378,410	4,485,291	4,337,468	4,337,468	3,298,575
Tangible Common Equity[1]	311,933	326,517	365,894	387,426	409,059	409,059	311,933
Net Income	$ 6,208	$ 5,207	$ (66)	$ 13,315	$ 20,253	$ 33,567	$ 12,640
ROAA (%)	0.58	0.48	—	1.02	1.53	1.28	0.60
ROATCE(%)[1]	9.40	7.83	2.38	16.50	22.65	19.66	9.58
Net Interest Margin (FTE) (%)	2.39	2.23	3.20	3.41	3.51	3.46	2.35
Efficiency Ratio (FTE) (%)[1]	72.50	80.29	79.47	68.76	60.66	64.54	75.56
Non-Int. Income/Op. Rev. (%)	53.28	55.72	46.94	40.17	42.47	41.37	53.27
Earnings per common share - diluted	$ 0.31	$ 0.26	$ -	$ 0.52	$ 0.78	$ 1.30	$ 0.63
Total Equity/Total Assets (%)	8.56	9.46	9.42	9.63	10.01	10.01	8.56
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.26	8.11	7.13	7.43	7.87	7.87	7.26
Loans/Deposits (%)	88.40	91.24	91.19	91.09	93.25	93.25	88.40
NPLs/Loans (%)	0.95	1.58	1.58	1.24	1.27	1.27	0.95
NPAs/Assets (%)	0.63	1.18	1.20	0.96	0.98	0.98	0.63
Allowance/NPLs (%)	138.79	81.50	95.30	122.59	115.15	115.15	138.79
Allowance/Loans (%)	1.31	1.29	1.50	1.52	1.47	1.47	1.31
NCOs/Average Loans (%)	0.36	0.04	0.13	0.04	0.37	0.21	0.19

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual 2020	Annual 2021	Annual 2022	Annual 2023	Annual 2024	20 - '24 CAGR
Total Assets	$ 3,013,771	$ 3,392,691	$ 3,779,637	$ 3,907,713	$ 5,261,673	14.9%
Total Loans	1,979,375	1,758,020	2,443,994	2,759,583	3,992,534	19.2%
Total Deposits	2,571,993	2,920,551	2,915,484	3,095,611	4,378,410	14.2%
Tangible Common Equity[1]	274,043	307,663	287,330	305,186	365,894	7.5%
Net Income	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 17,780	
ROAA (%)	1.61	1.66	1.14	0.31	0.39	
ROATCE(%)[1]	17.74	18.89	15.09	5.37	7.12	
Net Interest Margin (FTE) (%)	3.22	2.90	3.04	2.46	2.56	
Efficiency Ratio (FTE) (%)[1]	68.40	70.02	72.86	85.85	77.92	
Non-Int. Income/Op. Rev. (%)	64.05	62.86	52.72	47.74	51.78	
Earnings per common share - diluted	2.52	2.97	2.10	0.58	0.83	
Total Equity/Total Assets (%)	10.96	10.59	9.44	9.45	9.42	
Tang. Cmn. Equity/Tang. Assets (%)[1]	9.27	9.21	7.74	7.94	7.13	
Loans/Deposits (%)	76.96	60.19	83.83	89.15	91.19	
NPLs/Loans (%)	0.26	0.12	0.16	0.32	1.58	
NPAs/Assets (%)	0.17	0.09	0.10	0.22	1.20	
Allowance/NPLs (%)	674.13	1,437.05	820.93	410.34	95.30	
Allowance/Loans (%)	1.73	1.80	1.27	1.30	1.50	
NCOs/Average Loans (%)	0.03	(0.04)	0.02	(0.04)	0.13	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly					Six months ended	
	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025	June 30, 2025	June 30, 2024
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 373,226	$ 386,486	$ 495,410	$ 514,232	$ 533,155	$ 533,155	$ 373,226
Less: Goodwill	46,783	46,783	85,634	85,634	85,634	85,634	46,783
Less: Other intangible assets	14,510	13,186	43,882	41,172	38,462	38,462	14,510
Tangible common equity (a)	311,933	326,517	365,894	387,426	409,059	409,059	311,933
Total assets	4,358,623	4,084,640	5,261,673	5,339,620	5,323,822	5,323,822	4,358,623
Less: Goodwill	46,783	46,783	85,634	85,634	85,634	85,634	46,783
Less: Other intangible assets	14,510	13,186	43,882	41,172	38,462	38,462	14,510
Tangible assets (b)	4,297,330	4,024,671	5,132,157	5,212,814	5,199,726	5,199,726	4,297,330
Tangible common equity to tangible assets (a)/(b)	7.26%	8.11%	7.13%	7.43%	7.87%	7.87%	7.26%
Tangible common equity per common share							
Total stockholders' equity	$ 373,226	$ 386,486	$ 495,410	$ 514,232	$ 533,155	$ 533,155	$ 373,226
Less: Goodwill	46,783	46,783	85,634	85,634	85,634	85,634	46,783
Less: Other intangible assets	14,510	13,186	43,882	41,172	38,462	38,462	14,510
Tangible common equity (c)	311,933	326,517	365,894	387,426	409,059	409,059	311,933
Common shares outstanding (d)	19,778	19,790	25,345	25,366	25,389	25,389	19,778
Tangible common equity per common share (c)/(d)	$ 15.77	$ 16.50	$ 14.44	$ 15.27	$ 16.11	$ 16.11	$ 15.77
Return on average tangible common equity							
Net income	$ 6,208	$ 5,207	$ (66)	$ 13,315	$ 20,253	$ 33,567	$ 12,640
Add: Intangible amortization expense (net of tax)	1,046	1,046	2,215	2,141	2,141	4,281	2,092
Net income, excluding intangible amortization (e)	7,254	6,253	2,149	15,456	22,394	37,848	14,732
Average total equity	369,217	375,229	478,092	499,224	513,606	506,470	368,501
Less: Average goodwill	46,783	46,783	84,393	85,634	85,634	85,634	46,783
Less: Average other intangible assets (net of tax)	11,969	10,933	34,107	33,718	31,436	32,571	12,494
Average tangible common equity (f)	310,465	317,513	359,592	379,872	396,536	388,265	309,224
Return on average tangible common equity (e)/(f)	9.40%	7.83%	2.38%	16.50%	22.65%	19.66%	9.58%
Efficiency ratio							
Noninterest expense	$ 38,752	$ 42,447	$ 60,457	$ 50,365	$ 48,438	$ 98,805	$ 77,771
Less: Intangible amortization expense	1,324	1,324	2,804	2,710	2,710	5,419	2,648
Adjusted noninterest expense for efficiency ratio (g)	37,428	41,123	57,653	47,655	45,728	93,386	75,123
Net interest income	24,001	22,542	38,284	41,157	43,032	84,189	46,220
Noninterest income	27,371	28,363	33,874	27,632	31,763	59,395	52,694
Tax-equivalent adjustment	255	314	385	520	592	1,110	502
Total tax-equivalent revenue (h)	51,627	51,219	72,543	69,309	75,387	144,694	99,416
Efficiency ratio (g)/(h)	72.50%	80.29%	79.47%	68.76%	60.66%	64.54%	75.56%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2020	2021	2022	2023	2024
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 330,163	$ 359,403	$ 356,872	$ 369,127	$ 495,410
Less: Goodwill	30,201	31,490	47,087	46,783	85,634
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible common equity (a)	274,043	307,663	287,330	305,186	365,894
Total assets	3,013,771	3,392,691	3,779,637	3,907,713	5,261,673
Less: Goodwill	30,201	31,490	47,087	46,783	85,634
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible assets (b)	2,957,651	3,340,951	3,710,095	3,843,772	5,132,157
Tangible common equity to tangible assets (a)/(b)	9.27%	9.21%	7.74%	7.94%	7.13%
Tangible common equity per common share					
Total stockholders' equity	$ 330,163	$ 359,403	$ 356,872	$ 369,127	$ 495,410
Less: Goodwill	30,201	31,490	47,087	46,783	85,634
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible common equity (c)	274,043	307,663	287,330	305,186	365,894
Common shares outstanding (d)	17,125	17,213	19,992	19,734	25,345
Tangible common equity per common share (c)/(d)	$ 16.00	$ 17.87	$ 14.37	$ 15.46	$ 14.44
Return on average tangible common equity					
Net income	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 17,780
Add: Intangible amortization expense (net of tax)	3,129	3,460	3,756	4,184	5,353
Net income, excluding intangible amortization (e)	47,804	56,141	43,761	15,880	23,133
Average total equity	310,208	346,059	346,355	358,268	397,738
Less: Average goodwill	27,439	30,385	39,415	46,959	56,237
Less: Average other intangible assets (net of tax)	13,309	18,548	17,018	15,624	17,534
Average tangible common equity (f)	269,460	297,126	289,922	295,685	323,967
Return on average tangible common equity (e)/(f)	17.74%	18.89%	15.09%	5.37%	7.12%
Efficiency Ratio					
Noninterest expense	$ 163,799	$ 168,909	$ 158,770	$ 150,157	$ 180,675
Less: Intangible amortization expense	3,961	4,380	4,754	5,296	6,776
Adjusted noninterest expense (i)	159,838	164,529	154,016	144,861	173,899
Net interest income	83,846	87,099	99,729	87,839	107,045
Noninterest income	149,371	147,387	111,223	80,229	114,930
Tax-equivalent adjustment	455	492	429	671	1,202
Total tax-equivalent revenue(j)	233,672	234,978	211,381	168,739	223,177
Efficiency ratio (i)/(j)	68.40%	70.02%	72.86%	85.85%	77.92%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual						Average
	2019	2020	2021	2022	2023	2024	
Adjusted net income excluding net gains (losses) on investment securities							
Net Income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 17,780	
Less: Net gains (losses) on investment securities	-	-	-	-	(19,468)	-	
Adjusted net income excluding net gains (losses) on investment securities[1] (a)	29,540	44,675	52,681	40,005	31,164	17,780	
Adjusted return on average equity							
Average total equity (b)	231,084	310,208	346,059	346,355	358,268	397,738	
Adjusted return on average equity (a)/(b)	12.78%	14.40%	15.22%	11.55%	8.70%	4.47%	11.19%
Adjusted return on average assets							
Average total assets (c)	2,211,993	2,775,140	3,178,820	3,500,655	3,817,017	4,503,483	
Adjusted return on average assets (a)/(c)	1.34%	1.61%	1.66%	1.14%	0.82%	0.39%	1.16%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Six months ended	
	2Q 2024	1Q 2025	2Q 2025	June 30, 2025	June 30, 2024
Pre-provision net revenue					
Add: Net interest income	$ 24,001	$ 41,157	$ 43,032	$ 84,189	$ 46,220
Add: Noninterest income	27,371	27,632	31,763	59,395	52,694
Less: Noninterest expense	38,752	50,365	48,438	98,805	77,771
Pre-provision net revenue	12,620	18,424	26,357	44,779	21,143
Adjusted noninterest income					
Noninterest income	$ 27,371	$ 27,632	$ 31,763	$ 59,395	$ 52,694
Less: Adjusted noninterest income items					
Net gains (losses) on sale of loans	—	—	2,115	2,115	—
Net gains (losses) on disposal of premises and equipment	—	—	(84)	(84)	5
Total adjusted noninterest income items (a)	—	—	2,031	2,031	5
Adjusted noninterest income (b)	27,371	27,632	29,732	57,364	52,689
Adjusted noninterest expense					
Noninterest expense	$ 38,752	$ 50,365	$ 48,438	$ 98,805	$ 77,771
Less: Adjusted noninterest expense items					
HMNF acquisition-related expenses	563	286	11	298	591
Severance and signing bonus expense[1]	315	1,027	(23)	1,004	595
Total adjusted noninterest expense items (c)	878	1,313	(12)	1,302	1,186
Adjusted noninterest expense (d)	37,874	49,052	48,450	97,503	76,585
Adjusted pre-provision net revenue					
Add: Net interest income	$ 24,001	$ 41,157	$ 43,032	$ 84,189	$ 46,220
Add: Adjusted noninterest income (b)	27,371	27,632	29,732	57,364	52,689
Less: Adjusted noninterest expense (d)	37,874	49,052	48,450	97,503	76,585
Adjusted pre-provision net revenue	13,498	19,737	24,314	44,050	22,324
Adjusted Efficiency ratio					
Adjusted noninterest expense (d)	$ 37,874	$ 49,052	$ 48,450	$ 97,503	$ 76,585
Less: Intangible amortization expense	1,324	2,710	2,710	5,419	2,648
Adjusted noninterest expense for efficiency ratio (e)	36,550	46,342	45,740	92,084	73,937
Total tax-equivalent revenue					
Add: Net interest income	24,001	41,157	43,032	84,189	46,220
Add: Adjusted noninterest income (b)	27,371	27,632	29,732	57,364	52,689
Add: Tax-equivalent adjustment	255	520	592	1,110	502
Total tax-equivalent revenue (f)	51,627	69,309	73,356	142,663	99,411
Adjusted efficiency ratio (e)/(f)	70.80%	66.86%	62.35%	64.55%	74.38%

1. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly			Six months ended	
Lettered items are continued from the prior slide	2Q 2024	1Q 2025	2Q 2025	June 30, 2025	June 30, 2024
Adjusted net income					
Net Income	$ 6,208	$ 13,315	$ 20,253	$ 33,567	$ 12,640
Less: Adjusted noninterest income items (net of tax)[1] (a)	-	-	1,604	1,604	4
Add: Adjusted noninterest expense items (net of tax)[1] (c)	694	1,037	(9)	1,029	937
Adjusted net income (g)	6,902	14,352	18,640	32,992	13,573
Adjusted earnings per share					
Adjusted net income (g)	$ 6,902	$ 14,352	$ 18,640	$ 32,992	$ 13,573
Less: Dividends and undistributed earnings allocated to participating securities	38	99	205	298	78
Adjusted net income available to common (h)	6,864	14,253	18,435	32,694	13,495
Diluted average common shares outstanding (i)	20,050	25,653	25,714	25,683	20,018
Adjusted earnings per share (h) / (i)	0.34	0.56	0.72	1.27	0.67
Adjusted return on average assets					
Average total assets (j)	4,297,294	5,272,319	5,302,728	5,287,622	4,218,443
Adjusted return on average assets (g)/(j)	0.65%	1.10%	1.41%	1.26%	0.65%
Adjusted return on average tangible common equity					
Adjusted net income (g)	$ 6,902	$ 14,352	$ 18,640	$ 32,992	$ 13,573
Add: Intangible amortization expense (net of tax)[1]	1,046	2,141	2,141	4,281	2,092
Adjusted net income, excluding intangible amortization (k)	7,948	16,493	20,781	37,273	15,665
Average total equity	369,217	499,224	513,606	506,470	368,501
Less: Average goodwill	46,783	85,634	85,634	85,634	46,783
Less: Average other intangible assets (net of tax)[1]	11,969	33,718	31,436	32,571	12,494
Average tangible common equity (l)	310,465	379,872	396,536	388,265	309,224
Adjusted return on average tangible common equity (k)/(l)	10.30%	17.61%	21.02%	19.36%	10.19%
Adjusted net charge-off ratio					
Net charge-offs	2,522	407	3,767	4,174	2,580
Less: Charge-off of PCD reserves	—	—	3,053	3,053	—
Adjusted net charge-offs (m)	2,522	407	714	1,121	2,580
Average total loans (n)	2,837,232	4,022,863	4,079,084	4,051,129	2,802,873
Adjusted net charge-off ratio (m)/(n)	0.36%	0.04%	0.07%	0.06%	0.19%

1. Adjusted items are shown after-tax using a 21% tax rate.